J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Dynamic Plus Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated July 6, 2017

to the Summary Prospectuses and

Prospectuses dated November 1, 2016, as supplemented

Effective immediately, the portfolio manager information for the JPMorgan U.S. Dynamic Plus Fund (the “Fund”) in the section titled “Management” in the Fund’s “Risk/Return Summary” is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Jason Alonzo	2017	Managing Director
Pavel Vaynshtok	2017	Managing Director
Dennis S. Ruhl	2012	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers – U.S. Dynamic Plus Fund” is hereby deleted in its entirety and the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers – Intrepid America Fund; Intrepid Growth Fund; Intrepid Value Fund” is replaced by the following:

Intrepid America Fund

Intrepid Growth Fund

Intrepid Value Fund

U.S. Dynamic Plus Fund

Each Fund’s portfolio management team utilizes a team-based approach and uses the models, insights and recommendations of the broader Behavioral Finance Team. The team is led by Jason Alonzo, Pavel Vaynshtok and Dennis S. Ruhl. Messers. Alonzo and Vaynshtok are the lead portfolio managers for the Funds and are primarily responsible for portfolio construction. Mr. Alonzo, Managing Director of JPMIM, has been with JPMIM or its affiliates (or one of their predecessors) since 2000 and has been a member of the portfolio management team since 2003. Mr. Vaynshtok, Managing Director of JPMIM and a CFA charterholder, has worked as a portfolio manager for JPMIM or its affiliates since 2011. From 2004 to 2011, Mr. Vaynshtok was a portfolio manager and the head of quantitative research at ING Investment Management. Mr. Ruhl, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

SUP-USDP-717